UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2009

‘mktg, inc.’

(Exact name of registrant as specified in its charter)

Delaware	0-20394	06-1340408

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

75 Ninth Avenue, New York, New York 10011

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code: (212) 660-3800

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

          As previously reported, on November 25, 2009, ‘mktg, inc.’ entered into a Securities Purchase Agreement (the “Purchase Agreement”) with UCC-mktg Investment, LLC, an investment vehicle organized by Union Capital Corporation (“Union Capital”); and certain of our directors and officers; providing for a $5 million financing led by the Union Capital affiliate (the “Financing”). On December 15, 2009, we closed the Financing and issued $2.5 million in aggregate principal amount of our Senior Secured Notes (“Secured Notes”), $2.5 million in aggregate stated value of our Series D Convertible Participating Preferred Stock (“Preferred Stock”) initially convertible into 5,319,149 shares of Common Stock, and Warrants to purchase 2,456,272 shares of our Common Stock (the “Warrants” and, together with the Secured Notes and Preferred Stock, the “Securities”). The terms of the Securities and the agreements we entered into in connection with the Financing are summarized below and in the Current Report on Form 8-K we filed with the Securities and Exchange Commission on November 30, 2009.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

          The $2.5 million in Secured Notes issued in the Financing are secured by substantially all of our assets; bear interest at a rate of 12.5% per annum payable quarterly; and mature in one installment on December 15, 2012. We have the right to prepay the Secured Notes at any time. While the Secured Notes are outstanding, we will be subject to customary affirmative, negative and financial covenants. The financial covenants include (i) a fixed charge coverage ratio test requiring us to maintain a fixed charge coverage ratio of not less then 1.40 to 1.00 at the close of each fiscal quarter commencing December 31, 2010, (ii) a minimum EBITDA test, to be tested at the end of each fiscal quarter commencing December 31, 2010, requiring us to generate “EBITDA” of at least $3,000,000 over the preceding four quarters, (iii) a minimum liquidity test requiring us to maintain cash and cash equivalents of $500,000 at all times, and (iv) limitations on our capital expenditures. The Secured Notes are not convertible into equity.

Item 3.02	Unregistered Sales of Equity Securities.

          As noted above, on December 15, 2009, we issued the Secured Notes, Preferred Stock initially convertible into 5,319,149 shares of Common Stock, and Warrants to purchase 2,456,272 shares of our Common Stock. The purchasers, all of whom are accredited investors, consisted of the Union Capital affiliate, Marc Particelli, our Chairman of the Board, Charles Horsey, our President, and three other employees of ours. The Financing was exempt from registration pursuant to Section 4(2) and Regulation D (Rule 506) under the Securities Act of 1933, as amended.

Item 3.03.	Material Modification to Rights of Security Holders.

          Upon a liquidation, redemption or change of control, holders of the Preferred Stock will be entitled to be paid, in preference to the holders of Common Stock, the stated value of the Preferred Stock plus the greater of (a) a 14% accreting liquidation preference, compounding annually, and (b) 3% of the volume weighted average price of our Common Stock outstanding on a fully-diluted basis (excluding the shares issued upon conversion of the Preferred Shares) for the 20 days preceding the event. A consolidation or merger, a sale of all or substantially all of our assets, and a sale of 50% or more of our Common Stock would be treated as a change of control for this purpose. In addition, the vote of a majority of the shares of the Preferred Stock will be required to approve, among other things, any dividends to the holders of Common Stock.

Item 5.01.	Change in Control of the Registrant.

          As a result of its $4,265,000 investment in the Financing, Union Capital may be deemed to have acquired control of us. Union Capital purchased 85% of the Securities issued in the Financing, and assuming the full conversion of all Preferred Stock and exercise of all Warrants issued to investors in the Financing, Union Capital is the beneficial owner of approximately 41% of our outstanding shares of Common Stock.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          On December 15, 2009 effective upon the closing of the Financing, pursuant to the Purchase Agreement and the Certificate of Designations designating the Preferred Stock (the “Certificate of Designations”), Gregory J. Garville and Arthur G. Murray were appointed to serve on our Board of Directors as the designees of the holders of the Preferred Stock. Both Messrs. Garville and Murray are affiliated with Union Capital, a private equity firm. Mr. Garville has been the President of Union Capital since 1998, and Mr. Murray has been a Managing Director of Union Capital since 2002.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

          On December 15, 2009, the Company filed with the Delaware Secretary of State the Certificate of Designations establishing the terms of the Preferred Stock. The Certificate of Designations is filed as an exhibit to this Current Report and is incorporated by reference into this Item 5.03.

          In addition, effective upon the closing of the Financing, we amended and restated our bylaws to provide pursuant to Section 2.3 thereof that special meetings of our stockholders may be called by the director(s) designated by the holders of the Preferred Stock.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit 3.1	Certificate of Designations, Designations, Preferences and Rights of Series D Convertible Participating Preferred Stock of ‘mktg, inc.’

Exhibit 3.2	Amended and Restated Bylaws of ‘mktg, inc.’

Exhibit 4.2

Form of Senior Secured Promissory Note of ‘mktg, inc.’ (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on November 30, 2009)

Exhibit 4.3

Form of Warrant to Purchase Common Stock of ‘mktg, inc.’ (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on November 30, 2009)

Exhibit 10.1

Securities Purchase Agreement, dated as of November 25, 2009, by and among ‘mktg, inc.’, UCC-mktg Investment, LLC, and the “Management Investors” identified therein (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on November 30, 2009)

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 16, 2009.

‘mktg, inc.’

	By:	/s/ Charles Horsey

Charles Horsey,
President

EXHIBIT INDEX

No.	Description

Exhibit 3.1	Certificate of Designations, Designations, Preferences and Rights of Series D Convertible Participating Preferred Stock of ‘mktg, inc.’

Exhibit 3.2	Amended and Restated Bylaws of ‘mktg, inc.’

Exhibit 4.2

Form of Senior Secured Promissory Note of ‘mktg, inc.’ (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on November 30, 2009)

Exhibit 4.3

Form of Warrant to Purchase Common Stock of ‘mktg, inc.’ (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on November 30, 2009)

Exhibit 10.1

Securities Purchase Agreement, dated as of November 25, 2009, by and among ‘mktg, inc.’, UCC-mktg Investment, LLC, and the “Management Investors” identified therein (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on November 30, 2009)